Exhibit 99.1

For Immediate Release
Investor Relations
605.782.1767

Meta Financial Group, Inc. Announces Launch of At-The-Market Equity Offering in 2014

SIOUX FALLS, S.D., December 17, 2014 -- Meta Financial Group, Inc. (the "Company") (NASDAQ: CASH), the parent company of MetaBank (the "Bank"), announced today that it has filed a prospectus supplement with the Securities and Exchange Commission (the "SEC"), under which it may sell up to $26,000,000 of its common stock pursuant to an at-the-market equity offering program.  The shares would be offered over a period of time and from time to time, as needed, through Sandler O'Neill + Partners, L.P., as sales agent.  Sales, if any, would be made in transactions that are deemed to be at-the-market offerings, including sales made directly on the NASDAQ Global Select Market or sales made to or through a market maker other than on an exchange or by privately negotiated transactions.  The Company previously sold an aggregate of approximately $13,900,000 in shares of its common stock in the second half of fiscal 2013 pursuant to a previously announced at-the-market equity offering program.

The Company intends to use the net proceeds for general corporate purposes, including capital support for organic growth, possible acquisitions of bank or nonbank entities and upcoming Basel III requirements.  Organic growth includes accelerating growth in our Meta Payment Systems (“MPS”) division, planned nationwide expansion of AFS/IBEX, our insurance premium finance lending platform, as well as continued growth in our retail bank segment.

Sales in the offering, if any, would be made pursuant to the Company’s prospectus supplement, dated December 17, 2014, filed with the SEC in connection with this at-the-market offering and the accompanying base prospectus, dated June 7, 2013, which forms a part of the Company’s previously filed shelf registration statement (SEC File No. 333-188535) that was declared effective by the SEC.  Before making an investment decision with respect to the offering, you should read the prospectus supplement, the accompanying prospectus and other documents the Company has filed with the SEC for further information about the Company and the at-the-market offering program. You may obtain copies of the prospectus supplement and the accompanying base prospectus on the SEC website at www.sec.gov, or the sales agent will arrange to send you such documents by contacting Sandler O'Neill + Partners, L.P., 1251 Avenue of the Americas, 6th Floor New York, NY 10020, or by phone at 1-800-635-6851.

This press release is for informational purposes only and shall not constitute an offer to sell or a solicitation of an offer to buy any security of the Company, nor will there be any sale of any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering may be made only by means of the prospectus supplement and the related prospectus.

About Meta Financial Group, Inc.

This press release and other important information about the Company are available at http://www.metafinancialgroup.com.

Corporate Profile: Meta Financial Group, Inc.® (the "“Company"”) is the holding company for its wholly-owned subsidiary, MetaBankTM (the "“Bank"” or "“MetaBank"”). MetaBank is a federally-chartered savings bank which operates 11 banking offices in four market areas: Northwest Iowa, Brookings, Central Iowa, and Sioux Empire.  In addition, Meta Payment Systems and AFS/IBEX are our two bank divisions.   The Meta Payment Systems® division offers prepaid cards and other payment industry products and services nationwide.  The AFS/IBEX division provides nationwide commercial insurance premium financing for business and insurance agencies and has two agency offices, one in Dallas, Texas and one in Southern California.

The Company and the Bank may from time to time make written or oral “forward-looking statements,” including statements contained in this release, in its filings with the Securities and Exchange Commission (“SEC”), in its reports to stockholders, and in other communications by the Company, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning.  You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information.  These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control.  Such statements address, among others, the following subjects:  future operating results; customer retention; loan and other product demand; important components of the Company’s balance sheet and income statements; growth and expansion; new products and services, such as those offered by MetaBank or Meta Payment Systems® (“MPS”), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company’s employees.  The following factors, among others, could cause the Company’s financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements:  the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of and acceptance of new products and services offered by the Company as well as risks (including reputational and litigation) attendant thereto and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; the ability of the Bank to successfully integrate the operations of AFS/IBEX Financial Services Inc. (“AFS/IBEX”); the scope of restrictions and compliance requirements imposed by the Company’s Consent Order with the Federal Reserve and any other such actions which may be initiated; the impact of changes in financial services laws and regulations, including but not limited to our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve; technological changes, including but not limited to the protection of electronic files or databases; acquisitions; litigation risk in general, including but not limited to those risks involving the MPS division; the growth of the Company’s business as well as expenses related thereto; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default.

The foregoing list of factors is not exclusive. Additional discussions of factors affecting the Company's business and prospects are reflected under the headings "Risk Factors" and in other sections of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2014, those factors addressed in the prospectus supplement and the accompanying prospectus filed in connection with the at-the-market offering and other filings made with the SEC.  The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.